Exhibit 99.1	Press Release dated May 1, 2014.

FOR RELEASE: CONTACT:	New Hartford, NY, May 1, 2014 Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES

2014 FIRST QUARTER RESULTS

New Hartford, NY- May 1, 2014 -- PAR Technology Corporation (NYSE: PAR) today announced results for the first quarter ended March 31, 2014.  The Company reported first quarter revenues of $56.5 million and a net loss from continuing operations of $989,000 or $0.06 loss per share.  This compares with fiscal 2013 first quarter revenue of $66.7 million and a net loss from continuing operations of $369,000 or $0.02 loss per share.  On a non-GAAP basis, the Company's net loss from continuing operations for the first quarter of 2014 was $644,000 or $0.04 loss per share.  This compares to non-GAAP net income from continued operations of $178,000 or $0.01 per diluted share during the first quarter of 2013.  See the attached Reconciliation of GAAP to Non-GAAP Financial Results table for further information on these non-GAAP results.

 "Our first quarter results reflect a decline in revenue as we periodically experience volatility regarding the timing of product deployments with certain major customers within our Hospitality business, as well as volatility associated with task orders on our ISR contracts with the U.S. Department of Defense.  Despite these revenue challenges, we have continued to execute upon cost reduction initiatives to help manage through this volatility," said PAR Technology President and Chief Executive Officer Ronald J. Casciano.  "Although our first quarter results were challenging, we have continued our investment in new technologies associated with both our Hospitality and Government businesses.  While these investments impact profitability, they are essential for the Company's long-term growth."

Certain Company information in this release or statements made by its spokespersons from time to time may contain forward-looking statements.  Any statements in this document that do not describe historical facts are forward-looking statements.  Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

About PAR Technology Corporation

PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PAR.  PAR's Hospitality segment has been a leading provider of restaurant and retail technology for more than 30 years.  PAR offers technology solutions for the full spectrum of restaurant operations, from large chain and independent table service restaurants to international quick service chains.  PAR's Hospitality business also provides hotel management systems with a complete suite of powerful tools for guest management, recreation management, and timeshare/condo management.  In addition, PAR offers the spa industry a leading management application specifically designed to support the unique needs of the resort spa and day spa markets, a rapidly growing hospitality segment.  Products from PAR also can be found in retailers, cinemas, cruise lines, stadiums and food service companies. PAR's Government segment is a leader in providing computer-based system design, engineering and technical services to the Department of Defense and various federal agencies. Visit www.partech.com for more information.

There will be a conference call at 10:00 a.m. eastern time on May 1, 2014, during which the Company's management will discuss the financial results for the first quarter of 2014.  If you would like to participate in this conference please call 866-515-2915 approximately 10 minutes before the call is scheduled to begin and use the PAR pass code 41418004.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the Internet.  Investors can listen to the call by visiting PAR's website at www.partech.com.  In case you are unable to participate in the conference call, an automatic replay will be available on the World Wide Web via www.partech.com until May 8, 2014 or dial 888-286-8010 and use the Pass Code number 27798351 until May 8, 2014 as well.

###

PAR TECHNOLOGY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	March 31,	December 31,
Assets	2014	2013
Current assets:
Cash and cash equivalents	$10,296	$10,015
Accounts receivable-net	34,152	30,688
Inventories-net	22,844	24,465
Income tax refund	80	-
Deferred income taxes	4,496	3,747
Other current assets	3,278	3,418
Total current assets	75,146	72,333
Property, plant and equipment - net	5,719	5,494
Deferred income taxes	14,555	15,083
Goodwill	6,852	6,852
Intangible assets - net	15,601	15,071
Other assets	2,832	2,675
Total Assets	$120,705	$117,508
Liabilities and Shareholders' Equity
Current liabilities:
Current portion of long-term debt	$153	$166
Accounts payable	17,937	17,200
Accrued salaries and benefits	5,344	6,663
Accrued expenses	3,180	2,701
Customer deposits	992	1,071
Deferred service revenue	16,285	12,170
Income taxes payable	-	185
Total current liabilities	43,891	40,156
Long-term debt	876	918
Other long-term liabilities	3,672	3,714
Total liabilities	48,439	44,788
Commitments and contingencies
Shareholders' Equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized	-	-
Common stock, $.02 par value, 29,000,000 shares authorized;
17,354,673 and 17,301,925 shares issued;
15,646,564 and 15,593,816 outstanding	347	344
Capital in excess of par value	44,157	43,635
Retained earnings	34,127	35,116
Accumulated other comprehensive loss	(529)	(539)
Treasury stock, at cost, 1,708,109 shares	(5,836)	(5,836)
Total shareholders' equity	72,266	72,720
Total Liabilities and Shareholders' Equity	$120,705	$117,508

See accompanying notes to consolidated financial statements

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	For the three months ended March 31,
	2014	2013
Net revenues:
Product	$18,592	$23,916
Service	14,250	16,020
Contract	23,699	26,738
	56,541	66,674
Costs of sales:
Product	12,903	16,473
Service	9,553	11,552
Contract	22,072	25,479
	44,528	53,504
Gross margin	12,013	13,170
Operating expenses:
Selling, general and administrative	9,263	10,205
Research and development	3,864	4,140
	13,127	14,345
Operating loss from continuing operations	(1,114)	(1,175)
Other expense, net	(78)	(34)
Interest expense	(17)	(13)
Loss from continuing operations before benefit for income taxes	(1,209)	(1,222)
Benefit for income taxes	220	853
Loss from continuing operations	(989)	(369)

Discontinued operations
Loss on discontinued operations (net of tax)	-	(15)
Net Loss	$(989)	$(384)
Basic Earnings per Share:
Loss from continuing operations	(0.06)	(0.02)
Loss from discontinued operations	-	(0.00)
Net Loss	$(0.06)	$(0.03)
Diluted Earnings per Share:
Loss from continuing operations	(0.06)	(0.02)
Loss from discontinued operations	-	(0.00)
Net Loss	$(0.06)	$(0.03)
Weighted average shares outstanding
Basic	15,499	15,154
Diluted	15,499	15,154

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)

	For the three months ended March 31, 2014			For the three months ended March 31, 2013
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)

Net revenues	$56,541	-	$56,541	$66,674	-	$66,674
Costs of sales	44,528	-	44,528	53,504	-	53,504
Gross Margin	12,013	-	12,013	13,170	-	13,170

Operating Expenses
Selling, general and administrative	9,263	523	8,740	10,205	772	9,433
Research and development	3,864	-	3,864	4,140	106	4,034
Total operating expenses	13,127	523	12,604	14,345	878	13,467
Operating loss from continuing operations	(1,114)	523	(591)	(1,175)	878	(297)
Other expense, net	(78)	-	(78)	(34)	-	(34)
Interest expense	(17)	-	(17)	(13)	-	(13)
Loss from continuing operations before provision for income taxes	(1,209)	523	(686)	(1,222)	878	(344)
(Provision)benefit for income taxes	220	(178)	42	853	(331)	522
Income (loss) from continuing operations	$(989)	$345	$(644)	$(369)	$547	$178
Loss from discontinued operations, (net of tax)	$-		$-	$(15)		$(15)
Net Income (loss)	$(989)		$(644)	$(384)		$163
Income (loss) per diluted share from continuing operations	$(0.06)		$(0.04)	$(0.02)		$0.01
Loss per diluted share from discontinuing operations	$-		$-	$(0.00)		$(0.00)
Income (loss) per diliuted share	$(0.06)		$(0.04)	$(0.03)		$0.01

The Company reports its financial results in accordance with GAAP, which refers financial information presented in accordance with generally accepted accounting principles in the United States.  However, non-GAAP adjusted financial measures, as defined in the reconciliation table above, are provided herein because management uses such measures in evaluating the results of the continuing operations of the Company and believes this information provides investors better insight into underlying business trends and performance.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

During the first quarter of 2014, the Company recorded a charge of $523,000 for equity based compensation expense.  During the first quarter of 2013, the Company recorded total charges of $878,000.  The most significant of the charges was $607,000 of separation related and equity based compensation expense.  In addition to this charge, the Company incurred legal costs of $271,000 associated with an intellectual property matter that was settled during the quarter.  The aforementioned charges, along with an associated adjustment to the Company's provision for income taxes have been excluded in the Company's non-GAAP measures because they are considered non-recurring in nature and are quantitatively and qualitatively different from the Company's core operations during any particular period.